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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        September 18, 2000

                            VERTEX INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)

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
           New Jersey                        0-15066                       22-2050350
 (State or Other Jurisdiction         (Commission File Number)      (I.R.S. Identification No.)
       of Incorporation)

23 Carol Street
PO Box 996
Clifton, New Jersey                                                           07014
---------------------------------------                                --------------------
(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code:                       (973) 777-3500

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 18, 2000, Vertex Interactive, Inc. (the "Company") filed a Current Report on Form 8-K announcing the acquisition of Renaissance Software, Inc. ("Renaissance") through the merger of a new subsidiary of the Company, Rensoft Acquisition Corp., into Renaissance, with Renaissance surviving as a wholly-owned subsidiary corporation of the Company. This amendment to the Company's Current Report on Form 8-K is being filed to include the Financial Statements and Pro Forma Financial Information required by Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of the Business Acquired
             See Exhibit 99.1 to this Current Report

         (b) Pro Forma Financial Information
             See Exhibit 99.2 to this Current Report










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         (c)   EXHIBITS

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
               23.1     Consent of Margolin, Winer & Evens LLP

               99.1 Audited Financial Statements of Renaissance Software, Inc. as at December 31, 1999 and 1998

               99.2 Unaudited Pro Forma Financial Statements of Vertex Interactive, Inc. to reflect the acquisition of Renaissance Software, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VERTEX INTERACTIVE, INC


                                        /s/ Raymond J. Broek
                                       -----------------------------------
                                       Name:  Raymond J. Broek
                                       Title: Chief Financial Officer





DATED:  December 4, 2000







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                                  EXHIBIT INDEX


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Exhibit No.                         Description
-----------                         -----------

  23.1     Consent of Margolin, Winer & Evens LLP

  99.1     Audited Financial Statements of Renaissance
           Software, Inc. as at December 31, 1999 and 1998

  99.2     Unaudited Pro Forma Financial Statements of Vertex
           Interactive, Inc. to reflect the acquisition of Renaissance Software, Inc.

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                   STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............'TM'